         As filed with the Securities and Exchange
                  Commission on April 29, 2002

                                         File No. 2-35566
                                                 811-1976

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /  /

Pre-Effective Amendment No._______________________           /  /

Post-Effective Amendment No.        48                       /x /


                             and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                  /  /

Amendment No.        26                                      /x /


                       Sequoia Fund, Inc.
      _________________________________________________________
      (Exact Name of Registrant as Specified in Charter)

          767 Fifth Avenue, New York, New York   10153
      _________________________________________________________
      (Address of Principal Executive Office)        (Zip Code)

Registrant's Telephone Number including Area Code: (800) 686-6884

                   Robert D. Goldfarb
                   c/o Ruane, Cunniff & Co., Inc.
                   767 Fifth Avenue
                   New York, New York  10153

             (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

    /  / immediately upon filing pursuant to paragraph (b)
    / X/ on May 1, 2002 pursuant to paragraph (b)
    /  / 60 days after filing pursuant to paragraph (a)(1)

    /  / on pursuant to paragraph (a)(1)
    /  / 75 days after filing pursuant to paragraph (a)(2)
    /  / on (date) pursuant to paragraph (a)(2) of Rule 485.

         If appropriate, check the following box:

    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS May 1, 2002


Sequoia Fund, Inc.

767 Fifth Avenue
New York, N.Y. 10153
(800) 686-6884

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON
THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRE-
SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        TABLE OF CONTENTS
                                                             PAGE

RISK/RETURN SUMMARY                                             3
FEES AND EXPENSES OF THE FUND                                   4
DESCRIPTION OF THE FUND                                         5
    Investment Objective and Strategies                         5
    Risk Considerations for the Fund                            5
MANAGEMENT'S DISCUSSION
    OF FUND PERFORMANCE                                         5
MANAGEMENT OF THE FUND                                          6
PURCHASE AND SALE OF SHARES                                     6
    How the Fund Values its Shares                              6
    How to Buy Shares                                           6
    How to Redeem Shares                                        7
DIVIDENDS, DISTRIBUTIONS AND TAXES                              8
FINANCIAL HIGHLIGHTS                                            9

                       RISK/RETURN SUMMARY

The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a description of the principal risks of an investment in the Fund, after this summary.

Objective: The Fund's investment objective is long-term growth of capital.

Principal Investment Strategy: The Fund invests primarily in common stocks. The Fund invests in the securities of a limited number of companies that it believes have attractive long-term economic prospects relative to their market price. While the Fund normally invests in U.S. companies, it also may make limited investments in foreign securities (typically the Fund does not hold any significant investment in foreign securities and in no event will it invest more than 15% of the Fund's assets in foreign securities). The Fund usually invests cash reserves in U.S. Government securities.

Principal Risks: The principal risks of investing in the Fund are:

--   Market Risk. This is the risk that the value of the Fund's investments will fluctuate as the stock markets fluctuate and that prices overall will decline, perhaps severely, over short or longer-term periods. You may lose money by investing in the Fund.

--   Focused Portfolio Risk. The Fund is "non-diversified"
meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund's net asset value.

Bar Chart and Performance Information

The bar chart and the table shown below provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for 1, 5, and 10 years and over the life of the Fund compare to the Standard & Poors 500 ("S&P 500"), a broad-based securities market index. The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

                      1992            9.36%
                      1993           10.78%
                      1994            3.34%
                      1995           41.38%
                      1996           21.74%
                      1997           43.20%
                      1998           35.25%
                      1999          -16.54%
                      2000           20.06%
                      2001           10.52%

During the period shown in the bar chart, the highest return for a quarter was 21.49% (quarter ending 6/97) and the lowest return for a quarter was -14.38% (quarter ending 9/99).

                        Performance Table


                         1 Year    5 Years  10 Years

Sequoia Fund

   Return Before Taxes    10.52%    16.49%   16.54%
   Return After Taxes
     on Distributions
     Only*                 9.51%    14.68%   14.77%
   Return After Taxes
     on Distributions
     and Redemption of
      Fund Shares*         6.83%    13.52%   13.72%

S&P 500**

(reflects no deduction
  for fees, expenses or
  taxes)                 -11.91%    10.68%   12.92%

____________________

* After-tax returns are an estimate, which is calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investors tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** The S&P 500 Index is composed of 500 widely held common stocks. One cannot invest directly in the Index.

                  FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets) and Example

                 Annual Fund Operating Expenses

         Management Fees                  1.00%
         Other Expenses                   0.02%
         Total Annual Fund
           Operating Expenses             1.02%
         Expense reimbursement*           0.02%
         Net expenses                     1.00%

_____________________

* Reflects Ruane, Cunniff & Co., Inc.'s ("Ruane Cunniff") contractual reimbursement of a portion of the Fund's operating expenses. This reimbursement is a provision of Ruane Cunniff's investment advisory agreement with the Fund, and the reimbursement will be in effect only so long as that investment advisory agreement is in effect.

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Your actual costs may be higher or lower.

         1 Year*      3 Years       5 Years       10 Years
         $104         $325          $563          $1,248

* The Board of Directors must approve Ruane Cunniff's investment advisory agreement each year. These examples assume that Ruane Cunniff's agreement to reimburse operating expenses is not extended beyond the first year.

                     DESCRIPTION OF THE FUND

This section of the Prospectus provides a more complete description of the Fund's investment objective and principal strategies and risks. There can, of course, be no assurance that the Fund will achieve its investment objectives.

Investment Objective and Strategies

The Fund's investment objective is long-term growth of capital. In pursuing this objective the Fund focuses principally on common stocks that it believes are undervalued at the time of purchase and have the potential for growth. A guiding principle is the consideration of common stocks as units of ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise. No weight is given to technical stock market studies. The balance sheet and earnings history and prospects of each investment are extensively studied to appraise fundamental value.

While the Fund normally invests in U.S. companies, it also may invest in foreign securities (typically the Fund does not hold any significant investment in foreign securities and in no event will it invest more than 15% of the Fund's assets in foreign securities). The Fund is not required to be fully invested in common stocks.

Risk Considerations for the Fund

Market Risk - The value of the Fund's investments may change, and possibly decrease, perhaps severely, in response to fluctuations in the stock markets generally.

Focused Portfolio Risk - The Fund is non-diversified and invests in the securities of a limited number of issuers. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of the Fund's shares than would occur in a more diversified fund.

Other Investment Information - Ordinarily, the Fund's portfolio will be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and, in fact, usually maintains certain cash reserves. Depending upon market conditions, cash reserves may be a significant percentage of the Fund's net assets. The Fund usually invests its cash reserves principally in U.S. Government securities.

Portfolio Turnover Rate - The portfolio turnover rate for the Fund is included in the Financial Highlights section. Normally, the Fund purchases and holds securities for sufficient periods to realize long-term capital appreciation and to qualify for long-term capital gain tax treatment. This means that the Fund's portfolio turnover rate is usually lower than many other funds. Portfolio turnover, however, will not be a limiting factor when management deems changes appropriate and the Fund's portfolio turnover in such cases may exceed 50%. A higher rate of portfolio turnover increases brokerage and other expenses and may affect the Fund's returns. A higher portfolio turnover rate also may result in the realization of net short-term capital gains, which, when distributed, are taxable to the Fund's shareholders.

           MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Fund's total return for the year 2001, including the reinvestment of dividends, was 10.52%, compared to a decline of 11.91% for the Standard & Poor's Index.

The Fund's investment philosophy is to make concentrated investments in a limited number of companies whose long-term economic prospects, relative to the acquisition price of their stocks, are deemed to be attractive. As a result of this portfolio concentration, the performance of the Fund over time should correlate more closely with the specific financial performance of its limited number of portfolio companies than with price movements in the stock market in general.

Many of the Fund's holdings were impacted to some degree by the weak economic conditions that prevailed in 2001, as well as the economic disruptions that followed the September 11 terrorist attacks.

The market prices of the four largest positions in the Fund, which accounted for 60% of total assets at the beginning of 2001, rose during the year, contributing almost three quarters of the Fund's total return for the year. Progressive Corporation and TJX Companies posted particularly strong gains, with market price increases of 44.1% and 43.6%, respectively. The performance of Progressive shares reflected dramatic improvement in earnings, as the company raised rates and tightened its underwriting standards to restore its underwriting profitability to targeted levels.
The rise in TJX's market price reflected the company's relatively strong results in a year when many competing retailers experienced sharp declines in revenues and earnings.

Berkshire Hathaway's share price rose by 6.5% in 2001. The company's earnings dropped sharply in 2001, primarily as a result of large losses in the company's property/casualty insurance and reinsurance businesses related to the September 11 attack on the World Trade Center, as well as additions to reserves for prior years' business. Since September 11, rates in the property/casualty insurance and reinsurance businesses have risen substantially. This should result in improved underwriting profitability for Berkshire Hathaway in 2002.

Fifth Third Bancorp's share price rose by 2.6% in 2001. During the year, Fifth Third completed a highly successful acquisition of Old Kent Bancorp and reported a 13% increase in operating earnings per share.

The position that made the largest negative contribution to the Fund's 2001 performance was Dover Corporation. Dover's share price declined by 8.6% during the year. The company's earnings per share from continuing operations declined by 67%, as a sharp contraction in the electronics industry reduced sales and earnings in the Dover Technologies segment and general weakness in industrial markets hurt the results of Dover's other business segments.

During 2001, the Fund initiated new positions in Fastenal and Molex, as well as other positions that were included in miscellaneous securities at year-end. During the year, the Fund sold its holdings of Illinois Tool Works, MacDermid and National Commerce Financial, and reduced its holdings of Harley Davidson and Molex.


Equity investments accounted for 80% of Sequoia's net assets at year-end 2001 compared to 75% at year-end 2000.

                     MANAGEMENT OF THE FUND

Investment Adviser

The Fund's investment adviser is Ruane, Cunniff & Co., Inc., 767 Fifth Avenue, New York, New York 10153. Ruane Cunniff is a registered investment adviser and a registered broker-dealer and member corporation of the New York Stock Exchange, Inc. (the "Exchange").

Ruane Cunniff furnishes investment advisory services for the Fund. For these services, the Fund paid Ruane Cunniff 1% of the Fund's average daily net assets for the fiscal year ended December 31, 2001. This payment amounted to .98% of the Fund's average daily net assets for the fiscal year ended December 31, 2001, after subtracting certain Fund operating expenses that Ruane Cunniff reimbursed to the Fund.

Portfolio Manager

The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio:

-- William J. Ruane, Chairman. Mr. Ruane has been the Chairman of the Board of Directors and a Director of Ruane Cunniff for more than 30 years.

-- Richard T. Cunniff, Vice Chairman. Mr. Cunniff is a Director of Ruane Cunniff and, prior to 1998, was President of Ruane
Cunniff for more than 30 years.

--  Robert D. Goldfarb, President. Mr. Goldfarb is President and
CEO of Ruane Cunniff with which he has been associated for more than 25 years.

                   PURCHASE AND SALE OF SHARES

How the Fund Values Its Shares

The Fund calculates its net asset value or NAV at the close of the Exchange (normally 4:00 p.m. New York time) each day the Exchange is open for business. Generally this means any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its assets at their current market value determined on the basis of market quotations, or if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

Your order for purchase of shares is priced at the next NAV per share calculated after your order is received by the Fund. If you purchase or redeem shares on a day when the Exchange is closed, the net asset value will be determined as of the close of business on the next following day that the Exchange is open for trading. The Fund reserves the right to reject any order to purchase shares (including additional investments by existing stockholders).

How to Buy Shares

The Fund has discontinued indefinitely the sale of its shares to new investors. The Fund will continue to accept additional investments from existing stockholders, and will continue to reinvest dividends and capital gains distributions for the accounts of existing stockholders who have elected those options. The decision to discontinue sales to new investors reflects management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility and would not be in the best interests of existing stockholders. When deemed to be in the Fund's best interests, the Fund reserves the right in appropriate cases to extend the offering of the Fund's shares to other persons including employees and clients of the Adviser, to restrict sales further, or to withdraw the offering altogether, all without notice.

Additional Investments

-- Minimum Amounts (except if waived for IRA and Keogh accounts): $50.00

--  Forward orders to:

DST Systems, Inc.
Post Office Box 219477
Kansas City, Missouri 64121

--  Orders are accepted for fractional shares.

-- The Fund will not accept third-party checks (i.e., any checks which are not made payable to the order of the Fund, DST or a retirement account custodian).

-- You may make fixed, periodic investments into the Fund by means of automatic money transfers from your bank checking accounts. To establish automatic money transfers, you may contact the Fund.

Individual Retirement Accounts

You also may purchase shares for an individual retirement account, or IRA, including a Roth IRA. IRA investments are available for regular contributions as well as for qualified rollover contributions of distributions received from certain employer-sponsored pension and profit-sharing plans and from other IRAs. All assets in the IRA are automatically invested in Fund shares, including all dividends and capital gain distributions paid on Fund shares held in the IRA. There is an annual fee of $12.00 for an IRA account.

Keogh Plans

If you are self-employed, you may purchase Fund shares through a self-employment retirement plan (often referred to as a Keogh or HR-10 plan) covering yourself and your eligible employees.

How to Redeem Shares

You may redeem your shares (i.e., sell your shares to the Fund) on any day the Exchange is open. Your redemption price is the next NAV per share calculated after your order is received by the Fund. There is no redemption charge.

By Mail

--  You may send a written request for redemption to:

DST Systems, Inc.
Post Office Box 219477
Kansas City, Missouri 64121

-- If you chose to have your shares issued in certificate form, your request must be accompanied by the outstanding certificates representing such shares together with a standard form of stock power signed by the registered owner or owners of such shares.

-- If your shares are represented by a Stockholder's Open
Account, your redemption request must include a signature guaranteed by a national or state bank or by a member firm of a national stock exchange.

-- If your shares are represented by stock certificates, the signature on the stock power must be guaranteed as above. An acknowledgment by a notary public is not acceptable.

By Telephone

You may make an oral redemption request of $25,000 or less, which does not require a signature guarantee unless your address has changed within the 60 days prior to the request. All other redemption requests must have signature guarantees. Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents.

Payment

-- The Fund, at the discretion of the Board of Directors, may pay the redemption price to you in cash or in portfolio securities, or partly in cash and partly in portfolio securities.

-- It is possible that the Fund's management will pay you in securities or partly in securities if the amount of shares you redeem is significant (e.g., $250,000 or more).

-- It is highly likely that the Fund's management will pay you in securities or partly in securities if you make a redemption
(or series of redemptions) in the amount of $1 million or greater.

-- If the Fund pays your redemption wholly or partly in portfolio securities, you will need a brokerage account in which to receive the securities and you will incur brokerage costs in converting the securities to cash.

-- You should understand that, as a result of subsequent market volatility, the net proceeds from the ultimate sale of any securities that you receive upon a redemption may vary, either positively or negatively, and perhaps significantly, from the redemption value of your shares. If provided with notice in advance of your chosen redemption date, the Fund's management will assist you to the extent possible to minimize this potential market exposure by providing you in advance with a list of the approximate number and value of the portfolio securities that you will receive.

Automatic Withdrawal Plan

-- You may elect a Withdrawal Plan, at no cost, if you own or purchase shares of the Fund valued at $10,000 or more.

-- Under the Plan, you may designate fixed payment amounts that you will receive monthly or quarterly from a Withdrawal Plan
Account consisting of shares of the Fund that you deposit.

-- Any cash dividends and capital gains distributions on shares held in a Withdrawal Plan Account are automatically reinvested.

-- Sufficient shares will be redeemed at NAV to provide the cash necessary for each withdrawal payment.

-- Redemptions for the purpose of withdrawals are made on or about the 15th day of the month at that day's NAV, and checks are mailed promptly thereafter.

-- If shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary.

-- As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. Consult your own financial advisers about whether the Withdrawal Plan is appropriate for you.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each stockholder, be paid in cash or in additional whole or fractional shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV equal to the cash amount of the dividend or distribution. You may elect to receive dividends and distributions in cash or in shares at the time you order shares. You may change your election at any time prior to the record date for a particular dividend or distribution by written request to the Fund's Dividend Disbursing Agent, DST Systems, Inc., Post Office Box 219477, Kansas City, Missouri 64121.

There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

For federal income tax purposes, distributions of net income (including any short-term capital gains) by the Fund are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains. The Fund's distributions also may be subject to state and local taxes.

The Fund holds portfolio securities longer than most other funds typically hold securities. As a result, unrealized capital gains represent a significant portion of the value of your investment in the Fund. As of December 31, 2001, the net unrealized appreciation of the Fund's portfolio was approximately 57% of the Fund's net asset value. If the Fund sells appreciated securities and distributes the profit, the distributed appreciation may be taxable to you as capital gains. You should carefully consider the tax effect of the Fund's substantial unrealized capital gains on your investment in the Fund.

Dividends and distributions are taxable to you whether you receive the amount in cash or reinvest the amount in additional shares of the Fund. In addition, the redemption of Fund shares is a taxable transaction for federal income tax purposes whether paid in cash or in kind. If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You should consult your tax adviser about the federal, state and local tax consequences of an investment in the Fund in your particular situation.

                      FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Fund's independent accountants, PricewaterhouseCoopers, LLP, for fiscal years 2001, 2000 and 1999 and by McGladrey & Pullen, LLP for prior fiscal years. The report of PricewaterhouseCoopers, LLP, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                        Year Ended December 31,

                               2001           2000          1999          1998           1997

Per Share Operating
Performance (for a share
outstanding throughout each
year) Net asset value,
beginning of year .........    $122.09       $127.27       $160.70       $125.63        $88.44
                              --------      --------      --------      --------       --------

Income from investment
operations:
Net investment income......       0.97          1.66          0.84          0.39          0.08
Net realized and unrealized
gains (losses) on
investments ...............      11.52         23.33        (26.83)        43.07         38.10
                              --------      --------      --------      --------       --------
Total from investment
operations ................      12.49         24.99        (25.99)        43.46         38.18
                              --------      --------      --------      --------       --------

Less distributions:
Dividends from net
investment income..........      (0.97)        (1.66)        (0.85)        (0.37)        (0.08)
Distributions from net
realized gains ............       3.37)       (28.51)        (6.59)        (8.02)        (0.91)
                              --------      --------      --------      --------       --------

Total distributions........      (4.34)       (30.17)        (7.44)        (8.39)        (0.99)
                              --------      --------      --------      --------       --------
Net asset value, end
of year....................     $130.24       $122.09       $127.27       $160.70       $125.63
                              =========     =========     ==========    =========      =========
Total Return...............      10.52%       120.06%        (16.54)%      35.25%        43.20%

Ratios/Supplemental data:
Net assets, end of year (in
millions)..................   $4,230.1      $3,943.9      $3,896.9      $5,001.9      $3,672.6

Ratio to average net
assets:
Expenses...................        1.0%          1.0%          1.0%          1.0%          1.0%
Net investment income......        0.8%          1.2%          0.6%          0.3%          0.1%
Portfolio turnover rate ...          7%           36%           12%           21%            8%


For more information about the Fund, the following documents are available upon request:

Annual/Semi-Annual Reports to Stockholders

The Fund's annual and semi-annual reports to stockholders contain additional information on the Fund's investments. The Fund's current annual/semi-annual and quarterly reports are available on the Fund's website: http://www.sequoiafund.com.

Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies.
The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting the Fund:

By mail:      Sequoia Fund, Inc.
              767 Fifth Avenue
              New York, N.Y. 10153

By phone:     (800) 686-6884

Or you may view or obtain these documents from the Securities and Exchange Commission ("Commission"):

-- Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

-- Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

-- Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington,
DC 20549-0102

                       Sequoia Fund, Inc.




                           PROSPECTUS




                           May 1, 2002

                       SEQUOIA FUND, INC.

                        767 Fifth Avenue
                    New York, New York 10153
                    (Telephone 800-686-6884)


               STATEMENT OF ADDITIONAL INFORMATION
                         May 1, 2002

                      _____________________

         Sequoia Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end investment company seeking long-term growth of capital. Ordinarily the Fund's portfolio will be primarily invested in common stocks and securities convertible into or exchangeable for common stocks. The Fund may invest to limited extents in foreign securities, restricted securities and special situations.

                      _____________________


      This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's Prospectus dated May 1, 2002 (the "Prospectus"). This SAIcontains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above or on the Fund's website: http:///www.sequoiafund.com.

                      _____________________

                        Table of Contents


Investment Policies                                        2
Management                                                 6
Investment Adviser and Investment Advisory Contract       10
Allocation of Portfolio Brokerage                         14
Net Asset Value                                           16
Redemption of Shares                                      17
Tax Considerations                                        17
Common Stock                                              19
Custodian, Counsel and Independent Accountants            19
Financial Statements and Report of Independent
Accountants                                            19

INVESTMENT POLICIES

(a) Foreign Securities

         Investments may be made in both domestic and foreign companies. While the Fund has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 15% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of foreign issuers and obligors.

      Investors should recognize that investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign stock markets have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange") and securities of some foreign companies may be less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As of December 31, 2001, no foreign securities were held by the Fund.

(b) Restricted or Not Readily Marketable Securities

      The Fund may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933 ("Securities Act"). Such restricted securities may not thereafter ordinarily be sold by the Fund except in another private placement or under an effective registration statement filed pursuant to the Securities Act. The Fund will not invest in any restricted securities which will cause the then aggregate value of all of such restricted securities, as valued on the books of the Fund, to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto). Restricted securities are valued in such manner as the

Board of Directors in good faith deems appropriate to reflect their fair value.

         The purchase price and subsequent valuations of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

         The Fund may not make loans or invest in any restricted securities or other illiquid assets which will cause the then aggregate value of all such restricted securities and other illiquid assets to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto). As of December 31, 2001, no such securities were held by the Fund.

         If, pursuant to the foregoing policy, the Fund were to assume substantial positions in particular securities with a limited trading market, the activities of the Fund could have an adverse effect on the liquidity and marketability of such securities, and the Fund may not be able to dispose of its holdings in these securities at reasonable price levels. There are other investment companies and other investment media engaged in operations similar to those of the Fund, and, to the extent that these organizations trade in the same securities, the Fund may be forced to dispose of its holdings at prices lower than otherwise would be obtained.

(c) Special Situations

         The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Fund will not, however, purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies to exceed 25% of the value of the Fund's total assets.

(d) Other Investment Policies

         The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for growth of capital, in particular long-term capital appreciation. In any event, under ordinary circumstances, securities will be held for sufficient periods to qualify for long-term capital gain treatment for tax purposes. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that given the Fund's investment objectives, its annual portfolio turnover generally should not exceed 75%. (Portfolio turnover is calculated by dividing the lesser of the Fund's purchases and sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are U.S. Government securities and all other securities with maturities of one year or less when purchased by the Fund.)

         A diversified investment company may not invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. While the Fund is a non-diversified investment company and therefore is not subject to any statutory diversification requirements, it will be required to meet certain diversification tests each year in order to qualify as a regulated investment company under the Internal Revenue Code, as it intends to do. See "Tax Considerations, page
15. The Fund will not acquire more than 25% of any class of the securities of any issuer. The Fund reserves the right, without stockholder action, to diversify its investments to any extent it deems advisable or to become a diversified company, but once the Fund becomes a diversified company, it could not thereafter change its status to that of a non-diversified company without the approval of its stockholders.

      The Fund has adopted certain investment restrictions as a matter of fundamental investment policy, which may not be changed without a stockholder vote of a majority of the outstanding voting securities as defined in Section 2(a)(42) of the Investment Company Act of 1940 ("1940 Act"). The Fund may not:

      1. Underwrite the securities of other issuers, except the Fund may, as indicated above (see "Restricted or Not Readily Marketable Securities," page 2), acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

         2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

         3. Purchase or sell commodities or commodity contracts.

         4. Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, except that the Fund may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities subject to the restrictions applicable to the purchase of not readily marketable securities. (See "Restricted or Not Readily Marketable Securities," page 2.)

         5. Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made, provided that the term "borrow" shall not include the short-term credits referred to in paragraph 6 below.

         6. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         7.   Make short sales of securities.

         8.   Purchase or sell puts and calls on securities.

         9. Participate on a joint or joint and several basis in any securities trading account.

         10. Purchase the securities of any other investment company except (1) in the open market where to the best information of the Fund no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or (2) if such purchase is part of a merger, consolidation or acquisition of assets.

         11. Invest in companies for the purpose of exercising management or control.

         12.  Invest more than 25% of the value of its net assets
    (at the time of purchase and after giving effect thereto) in the securities of any one issuer.

      13. Issue senior securities, except as permitted by the 1940 Act.

      In connection with the qualification or registration of the Fund's shares for sale under the State securities laws of certain States, the Fund has agreed, in addition to the investment restrictions set forth above, that it will not
(i) purchase material amounts of restricted securities,
(ii) invest more than 5% of the value of its total assets in securities of unseasoned issuers (including their predecessors) which have been in operation for less than three years, and equity securities of issuers which are not readily marketable,
(iii) invest any part of its assets in interests in oil, gas or other mineral or exploration or development programs (excluding readily marketable securities), (iv) purchase or retain any securities of another issuer of which those persons affiliated with the Fund or Ruane, Cunniff & Co., Inc., the Fund's investment adviser ("the Investment Adviser"), owning, individually, more than one-half of one percent of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than five percent of said issuer's outstanding stock (or securities convertible into stock) and (v) invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the Exchange or the American Stock Exchange. The Fund may from time to time agree to additional investment restrictions for purposes of compliance with the securities laws of those States where the Fund intends to sell or offer for sale its shares. Any such additional restrictions that would have a material bearing on the Fund's operations will be reflected in supplements to this SAI or related Prospectus.


MANAGEMENT

BOARD OF DIRECTORS INFORMATION

         The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Board of Directors is set forth below.


                                                                                                              Dollar Range
                                                                                                              of Equity
                                                                                                              Securities
                                                                                                              Of the
                                                                    Principal                                 Corporation
                          Position(s)          Years of             Occupation(s)        Other Director-      as of
                          Held with            Service as           During Past          ships Held           December 31,
Name, Address* and Age    the Fund             a Director           5 Years              by Director          2001
---------------------     -----------          ----------           -------------        ---------------      -----------

INTERESTED DIRECTORS**


William J. Ruane, 76      Chairman of          32                   Chairman of the      None                 Over  $100,000
                          the Board of                              Board of Directors                        (1)(2)
                          Directors                                 and Director, Ruane,
                          and Director                              Cunniff & Co., Inc.
                                                                    (member firm of the
                                                                    New York Stock
                                                                    Exchange, Inc.),
                                                                    with which he has
                                                                    been associated for
                                                                    more than five
                                                                    years.

Richard T. Cunniff, 79    Vice Chairman        32                   Vice Chairman and    Sturm, Ruger &       Over  $100,000
                          and Director                              Director, Ruane,     Company, Inc.        (2)(3)
                                                                    Cunniff & Co., Inc.,
                                                                    with which he has
                                                                    been associated for
                                                                    more than five
                                                                    years.

Robert D. Goldfarb, 57    President and        21                   President and        None                 Over  $100,000
                          Director                                  Director, Ruane,                          (2)(4)
                                                                    Cunniff & Co., Inc.,
                                                                    with which he has
                                                                    been associated for
                                                                    more than five
                                                                    years.

Carol L. Cunniff, 51      Executive Vice       3                    Executive Vice       None                 Over  $100,000
                          President and                             President and                             (2)(5)
                          Director                                  Director, Ruane,
                                                                    Cunniff & Co., Inc.,
                                                                    with which she has
                                                                    been associated for


                                7




                                                                    more than five
                                                                    years.

DISINTERESTED DIRECTORS

Vinod Ahooja, 50, ***, +  Director             1                    Currently retired.   None                 None
                                                                    Mr. Ahooja was a
                                                                    Partner with Goldman
                                                                    Sachs & Co. from
                                                                    1990 to 1993.

Roger Lowenstein, 48,     Director             3                    A writer who         None                 Over $100,000 (6)
***, +                                                              regularly
                                                                    contributes to major
                                                                    financial and news
                                                                    publications; he was
                                                                    a writer for the
                                                                    Wall Street Journal
                                                                    from 1979 to 1991
                                                                    and 1995 to 1997.

Francis P. Matthews, 80,  Director             29                   Currently retired.   None                 Over $100,000 (7)
***, +                                                              Mr. Matthews was Of
                                                                    Counsel to Matthews
                                                                    & Cannon, P.C. (law
                                                                    firm) from 1986 to
                                                                    1990.

C. William Neuhauser, 76, Director             27                   Currently retired.   None                 Over $100,000 (8)
***, +                                                              Mr. Neuhauser was
                                                                    Executive Secretary
                                                                    of National Maritime
                                                                    Council from 1979 to
                                                                    1981.

Robert L. Swiggett, 80,   Director             31                   Currently retired.   UNUM Corporation     Over $100,000
***, +                                                              Mr. Swiggett was
                                                                    Chairman of the
                                                                    Board of Directors
                                                                    and Director of
                                                                    Kollmorgen
                                                                    Corporation
                                                                    (electro-optical
                                                                    instruments, direct-
                                                                    drive motor and
                                                                    control devices and
                                                                    systems) from 1983
                                                                    to 1990.





                                8




-------------------------------------------------------------------------------------------------

*    The address for each of the Fund's Directors is 767 Fifth Avenue, New York, New York 10153.
**   "Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with the
     Fund's investment adviser.
***  Member of the Audit Committee
+    Member of the Nominating Committee of the Fund.

(1)  In addition, (a) 179,708 shares of such stock are owned by Mr. Ruane's relatives or by trusts in which Mr. Ruane's relatives have beneficial interests and (b) Mr. Ruane is Trustee of the Carmel
     Hill Fund, the assets of which include 256,075 shares of such stock; however, beneficial ownership by Mr. Ruane of such shares shall not be deemed to be hereby admitted.

(2)  Messrs. Ruane, Cunniff, Goldfarb and Ms. Cunniff are officers, directors and voting stockholders of
     Ruane, Cunniff & Co., Inc., which is the owner of 26,650 shares of the Fund's Common Stock.  (See
     "Certain Information as to Directors and Officers of the Fund and its Investment Adviser," below).
     In addition, Messrs. Ruane and Cunniff are trustees and beneficiaries of the Profit-Sharing and
     Money Purchase Plans of Ruane, Cunniff & Co., Inc., which own 184,975 shares of the Fund's Common
     Stock.

(3)  In addition, 48,493 shares of such stock are owned by Mr. Cunniff's relatives, but beneficial ownership by Mr. Cunniff of such shares shall not be deemed to be hereby admitted.

(4)  In addition, 48,746 shares of such stock are owned by Mr. Goldfarb's relatives, but beneficial ownership by Mr. Goldfarb of such shares shall not be deemed to be hereby admitted.

(5)  In addition, 14,145 shares of such stock are owned by Ms. Cunniff's relatives, but beneficial ownership by Ms. Cunniff of such shares shall not be deemed to be hereby admitted.

(6)  In addition, 347 shares of such stock are owned by Mr. Lowenstein's relatives, but beneficial ownership by Mr. Lowenstein of such shares shall not be deemed to be hereby admitted.

(7)  In addition, 1,692 shares of such stock are owned by Mr. Matthews' relatives, but beneficial ownership by Mr. Matthews of such shares shall not be deemed to be hereby admitted.

(8)  In addition, 1,125 shares of such stock are owned by Mr. Neuhauser's relatives, but beneficial ownership by Mr. Neuhauser of such shares shall not be deemed to be hereby admitted.

OFFICER INFORMATION

Certain information concerning the Fund's officers is set below.

                             Position(s) -
                             (Month and Year        Principal Occupation
Name, Address* and Age       First Elected)         during the past 5 years
----------------------       ----------------       -----------------------

Robert D. Goldfarb (57)      President (7/98)       See biography above.

Carol L. Cunniff (51)        Executive Vice         See biography above.
                             President (4/98)

Joseph Quinones, Jr. (56)    Vice President,        Vice President, Secretary
                             Secretary and          and Treasurer, Ruane
                             Treasurer (6/95)       Cunniff & Co., Inc., with
                                                    which he has been
                                                    associated for more than
                                                    five years.
------------------------------------------------------------------------------

* The address for each of the Fund's officers is 767 Fifth Avenue, New York, New York 10153.

      On April 1, 2002, the directors and officers of the Fund collectively owned approximately .93%, or, including shares owned by their respective relatives and affiliates, approximately 3.39%, of the total number of the outstanding shares of the Fund's Common Stock. Each of the directors and officers disclaims beneficial ownership of the shares owned by such relatives and affiliates.

      The Fund's Board of Directors has two standing committees of the board - an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met one time during the Fund's most recently completed fiscal year, on June 4, 2001. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee will consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee met one time during the Fund's most recently completed fiscal year, on May 8, 2001, to consider the appointment of Mr. Vinod Ahooja to the Board of Directors to replace Mr. John M. Harding.

      The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation for the fiscal year ended December 31, 2001 paid by the Fund to each of the Directors is set forth below. The Investment Adviser does not provide investment advisory services to any investment companies registered under the 1940 Act other than the Fund.

                                Pension or
                                   Retirement       Estimated
                      Aggregate    Benefits Accrued Annual        Total
                      Compensation As Part of       Benefits Upon Compensation
Name of Director      from Fund    Fund Expenses    Retirement    From Fund
________________      ____________ ________________ _____________ ____________

William J. Ruane      $0           $-0-             $-0-          $0

Richard T. Cunniff    $0            -0-              -0-          $0

Carol L. Cunniff      $0            -0-              -0-          $0

Robert D. Goldfarb    $0            -0-              -0-          $0

John M. Harding*      $14,500       -0-              -0-          $14,500

Vinod Ahooja          $19,500       -0-              -0-          $19,500

Roger Lowenstein      $34,000       -0-              -0-          $34,000

Francis P. Matthews   $34,000       -0-              -0-          $34,000

C. William Neuhauser  $34,000       -0-              -0-          $34,000

Robert L. Swiggett    $34,000       -0-              -0-          $34,000

         * Mr. Harding resigned as a Director for the Fund effective May 8, 2001.

      The Investment Adviser and the Fund have adopted a Code of Ethics that permits the Investment Adviser's employees and Fund personnel to invest in securities, including securities that may be held or purchased by the Fund. The Code of Ethics contains trading restrictions, pre-clearance procedures and reporting procedures designed to detect and prevent potential conflicts of interest.

INVESTMENT ADVISER AND
INVESTMENT ADVISORY CONTRACT

      The terms of the Investment Advisory Contract (the "Contract") provide that it is to remain in force until December 31, 1993 and thereafter for successive twelve-month periods computed from each January 1, provided that such continuance is specifically approved annually by vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors; and by a majority of the Fund's Board of Directors who are not parties to the Contract or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. Renewal of the Contract through December 31, 2002 was so approved by the Board of Directors and by the disinterested directors at a meeting of the Board of Directors on December 10, 2001 at which meeting the Board of Directors also approved the submission to stockholders of the Fund of the renewal of the Contract for the period commencing January 1, 2002, pursuant to the provisions of the 1940 Act and the terms of the Contract described above.

      In approving the renewal of the Contract, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Contract. The Directors' evaluation of the quality of the Investment Adviser's services took into account written analyses of the profitability of the Fund for the ten-month period ended October 31, 2001, and of the portfolio brokerage commissions paid by the Fund to Ruane Cuniff during the first ten months of the fiscal year. In addition, the Board of Directors considered written calculations of the Fund's net asset value per share at December 7, 2001, the cost and market value of the Fund's investments and a survey prepared by management of the Fund of open-end, no load mutual funds currently paying investment advisory fees of 1% or more. The income and expenses of the Fund and the profitability of the Fund to the Investment Adviser were considered by the Directors in their analysis. The performance of the Fund was also considered, in light of the Investment Adviser's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee. The Directors also reveiwed the fees payable under the Contract, comparing the fees and overall expense level of the Fund to those of competitive funds and other funds with similar investment objectives.

      Pursuant to the terms of the Contract, the Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Fund's Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be directors, officers or employees of the Investment Adviser or its affiliates.

      In addition, the Investment Adviser is obligated under the Contract to pay or reimburse the Fund for the following expenses incurred by the Fund: (i) the compensation of any of the Fund's directors, officers and employees who are interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund),
(ii) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, and (iii) expenses of printing and distributing the Fund's prospectuses and sales and advertising materials. The Fund is responsible and has assumed the obligation for payment of all of its other expenses including (a) brokerage and commission expenses, (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d) compensation of any of the Fund's directors, officers or employees who are not interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund),
(e) charges and expenses of the Fund's custodian, transfer agent and registrar, (f) costs of proxy solicitations, (g) legal and auditing expenses, and (h) payment of all investment advisory fees (including the fee payable to the Investment Adviser under the Contract).

      The Contract is terminable on 60 days' written notice by vote of a majority of the Fund's outstanding shares or by vote of majority of the Fund's entire Board of Directors, or by the Investment Adviser on 60 days' written notice and automatically terminates in the event of its assignment. The Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser is not liable for any action or failure to act in accordance with its duties thereunder.

         For the services provided by the Investment Adviser under the Contract, the Investment Adviser receives from the Fund a management fee equal to 1% per annum of the Fund's average daily net asset values. The management fee is accrued daily in computing the net asset value of a share for the purpose of determining the offering and redemption price per share, and is paid to the Investment Adviser at the end of each month.

      However, under the terms of the Contract, the Investment Adviser will reimburse the Fund for the amount, if any, by which the operating expenses of the Fund in any year, including the management fee, exceed 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. Operating expenses for the purposes of the Contract do not include the expenses listed in clauses (a),
(b) and (c) above. Computation of this limitation is made monthly during the Fund's fiscal year, on the basis of the average daily net asset values and operating expenses to that point during such year, and the amount of the excess, if any, over the prorated amount of the expense limitation is paid by the Investment Adviser to the Fund (or, where such amount of the excess is less than the monthly payment by the Fund to the Investment Adviser of the management fee, is deducted from such monthly payment of the management fee), after taking into account, however, any previous monthly payments under the operating expense limitation during such fiscal year. The amount of operating expenses incurred by the Fund during the fiscal year ended December 31, 2001 was $40,506,200 of which the Investment Adviser reimbursed the Fund $836,000 pursuant to the expense limitation described above. During the fiscal year ended December 31, 2000, the Fund incurred operating expenses of $37,528,400 of which the Investment Adviser reimbursed the Fund
$691,000.   During the fiscal year ended December 31, 1999, the
Fund incurred operating expenses of $46,159,200 of which the Investment Adviser reimbursed the Fund $729,000.

         The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and has numerous advisory clients besides the Fund, none of which, however, is a registered investment company.

      The Investment Adviser is a registered investment adviser and a registered broker-dealer and member corporation of the Exchange. The Investment Adviser has also been and may in the future be the Fund's regular broker.

         The Investment Adviser also serves without compensation as the Fund's distributor and as such is authorized to solicit orders from the public to purchase shares of the Fund's common stock. The distributor acts in this capacity merely as the Fund's agent, and all subscriptions must be accepted by the Fund as principal.

      Mr. William J. Ruane and Mr. Richard T. Cunniff are the controlling shareholders of the Investment Adviser.

Management Fee

         The following chart sets forth, for each of the last three years, (i) the management fee which was received by the Investment Adviser, (ii) the portion, if any, of such fee reimbursed to the Fund pursuant to the expense limitation described above and (iii) the net amount received by the Investment Adviser from the Fund.

                  Management         Amount      Net Amount
Year Ended              Fee           Reimbursed     Received
__________           __________       __________    __________

December 31, 1999    $45,280,173      $729,000      $44,551,173
December 31, 2000    $36,687,368      $691,000      $35,996,368
December 31, 2001    $39,520,181      $836,000      $38,684,181
________________________________________________________________

ALLOCATION OF PORTFOLIO BROKERAGE

         The Fund and the Investment Adviser generally do not direct the Fund's portfolio transactions to persons or firms because of research services provided by such person or firm. While neither the Fund nor the Investment Adviser has a present intention of doing so, the Investment Adviser may execute transactions in the Fund's portfolio securities through persons or firms which supply investment information to the Fund or the Investment Adviser, but only when consistent with the Fund's policy to seek the most favorable markets, prices and executions in its securities transactions.

      The Fund may invest in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market or the third market. It may also execute transactions in listed securities through the third market. Where transactions are executed in the over-the-counter market or the third market, the Investment Adviser seeks to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of management, better prices and executions may be available elsewhere. The Fund does not allocate brokerage business in return for sales of the Fund's shares.

         The following chart sets forth figures pertaining to the Fund's brokerage during the last three years:

                                              Brokerage
                                                 Commissions
                             Total               Paid to
                             Brokerage           Ruane,
       Year                  Commissions         Cunniff
       Ended                    Paid             & Co., Inc.
       _____                 ___________         ___________

December 31, 1999            $  167,850          $  131,970
December 31, 2000            $1,826,430          $1,804,650
December 31, 2001            $  230,029          $  178,290
___________________________________________________________

      During the year ended December 31, 2001, the brokerage commissions paid to the Investment Adviser represented approximately 77.5% of the total brokerage commissions paid by the Fund during such year and were paid on account of transactions having an aggregate dollar value equal to approximately 74.1% of the aggregate dollar value of all portfolio transactions of the Fund during such year for which commissions were paid.

INDIVIDUAL RETIREMENT ACCOUNTS

      Individuals generally may make regular contributions to a traditional IRA of up to $3,000 annually. Individuals age 50 or over may make an additional contribution of $500. The deductibility for Federal income tax purposes of such contributions may be reduced if the individual is an active participant in an employer-sponsored retirement plan. For 2001, if an individual is an active participant, the deduction will not be available if, (i) the individual has adjusted gross income above $44,000, (ii) the individual files a joint return with his or her spouse and they have adjusted gross income above $64,000, or (iii) the individual is married, files separately and has adjusted gross income above $10,000. Further, in the case of a married individual who is not an active participant but whose spouse is an active participant, the deduction will not be available if the couple files a joint return and has adjusted gross income above $160,000 (or, if such individual files separately and has adjusted gross income above $10,000). Below these income levels, some or all of the contributions may be deductible. In addition, an individual with a non-working spouse may establish a separate IRA for the spouse and annually contribute a total of up to $6,000 to the two IRAs, provided that no more than $3,000 may be contributed to the IRA of either spouse. As noted above, the deductibility of contributions may be reduced if either spouse is an active participant in an employer-sponsored retirement plan. No regular contribution may be made to a traditional IRA for any year if by the end of such year the IRA owner has attained the age 70 1/2.

ROTH IRAS

      Eligible individuals also may elect to make contributions to a Roth IRA of up to $3,000 annually.
Individuals age 50 or over may make an additional contribution of $500. Contributions to a Roth IRA are not deductible for Federal income tax purposes. Investment earnings accumulate in a Roth IRA tax-free, and if certain criteria are met, distributions from the account will not be taxed. Contributions may not be made to a Roth IRA by an individual with adjusted gross income above $110,000, a married couple filing a joint return with adjusted gross income above $160,000, or a married individual filing separately with adjusted gross income above $10,000. Below these income levels, a taxpayer may make contributions to a Roth IRA, although the allowable contribution may be less than $3,000. The total amount contributed by an individual to all IRAs (both traditional and Roth) in a year may not exceed $3,000. Contributions to a Roth IRA may be made even if the IRA owner has attained the age 70 1/2.

KEOGH PLANS

      Generally, the annual amount which a self-employed individual may deduct for contributions to his own account under a self-employment retirement plan (often referred to as a Keogh or HR-10 plan) may be up to 100% of his or her net earnings from self-employment (depending on the particular type of plan or plans involved), up to a maximum contribution of $40,000. The Fund does not have a form of Keogh plan available for adoption.

NET ASSET VALUE

      The net asset value of each share of the Fund's Common Stock on which the subscription and redemption prices are based is determined once each Fund Business Day as of the close of the Exchange by the value of the securities and other assets owned by the Fund less its liabilities, computed in accordance with the Articles of Incorporation and By-Laws of the Fund. Fund Business Day for this purpose means any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday. The net asset value of a share is the quotient obtained by dividing the net assets of the Fund (i.e., the value of the assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of Common Stock outstanding. For purposes of this computation, readily marketable portfolio securities listed on the Exchange are valued at the last sales price on theExchange on the business day as of which such value is being determined. If there has been no sale on the Exchange on such day, the security is valued at the mean of the closing bid and asked prices on such day. If no bid and asked prices are quoted on such Exchange on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the Exchange but listed on other national securities exchanges are valued in like manner. Securities which are listed on the NASDAQ National Market System shall be valued at the last sale price prior to the time of the determination of value; or if no sales are reported on that date at the mean of the current bid and asked price. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. A Treasury Bill that when purchased had a remaining maturity in excess of sixty days is valued on the basis of market quotations and estimates as described above until the sixtieth day prior to maturity, at which point it is valued at amortized cost. In that event, the "cost" of the security is deemed to be the security's stated market value on the sixty-first day prior to maturity.
All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

      The net asset value for each share of Common Stock on which the subscription and redemption prices are based is determined as of the close of business on the Exchange next following the receipt by the Fund of the subscription or request for redemption.

REDEMPTION OF SHARES

         The right of redemption may not be suspended or (other than by reason of a stockholder's delay in furnishing the required documentation following certain oral redemption requests) the date of payment upon redemption postponed for more than seven days after a stockholder's redemption request in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary week-end and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

TAX CONSIDERATIONS

      The Fund is a "non-diversified" investment company, which means the Fund is not limited (subject to the investment restrictions set forth on pages 4-5) in the proportion of its assets that may be invested in the securities of a single issuer. However, for the fiscal year ended December 31, 2001 the Fund has qualified, and for each fiscal year thereafter, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Fund of any liability for Federal income tax on that part of its net ordinary taxable income and net realized long-term capital gain which it distributes to stockholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25 percent of the market value of the Fund's total assets will be invested in the securities of a single issuer ("the 25% test"), and (ii) with respect to 50 percent of the market value of its total assets, not more than five percent of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10 percent of the outstanding voting securities of a single issuer ("the 50% test"). The Fund's investments in U.S. Government securities are not subject to these limitations. The Fund will not lose its status as a regulated investment company if the Fund fails to meet the 25% test or the 50% test at the close of a particular quarter due to fluctuations in the market values of its securities. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify as a regulated investment company. The following discussion relates solely to the Federal income tax treatment of dividends and distributions by the Fund and assumes the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to their particular situation.

      Distributions of net ordinary taxable income (including any realized short-term capital gain) by the Fund to its stockholders are taxable to the recipient stockholders as ordinary income and, to the extent determined each year, are eligible, in the case of corporate stockholders, for the 70 percent dividends-received deduction, subject to reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than 100% of its gross income (excluding long-term capital gains from securities transactions). Under provisions of the current tax law, a corporation's dividends-received deduction will be disallowed, however, unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness. In view of the Fund's investment policies, dividends from domestic corporations may be a large part of the Fund's ordinary taxable income and, accordingly, a large part of such distributions by the Fund may be eligible for the dividends-received deduction; however, this is largely dependent on the Fund's investment policy for a particular year and therefore cannot be predicted with certainty. For the year ended December 31, 2001, 19.7% of the net ordinary taxable income distributed by the Fund was eligible for such deduction by corporate stockholders.

COMMON STOCK

      The Articles of Incorporation of the Fund give the Fund the right to purchase for cash the shares of Common Stock evidenced by any stock certificate presented for transfer at a purchase price equal to the aggregate net asset value per share determined as of the next close of business of the Exchange after such certificate is presented for transfer, computed as in the case of a redemption of shares.

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of directors will not be able to elect any person or persons to the Board of Directors.

      As of April 1, 2002, Trustees of Grinnell College (Grinnell, Iowa 50112) beneficially owned 4,530,218 shares of the Fund on such date (representing 13.93% of the outstanding Common Stock of the Fund). Bankers Trust Company as Trustee for the Walt Disney Company Employees Master Retirement Plan (280 Park Avenue, New York, New York 10022) and Fidelity Management Trust Company as Trustee of the Walt Disney Company Employees Benefit Plan Trust Employees Profit Sharing Plan Trust (100 Magellan Way, Covington, Kentucky 41015-1987) together beneficially owned 2,548,699 shares of the Fund (representing 7.83% of the outstanding Common Stock of the Fund). The Northern Trust Company as Custodian for FMC Corporation Master Retirement Trust (P. O. Box 92956, Chicago, Illinois 60675-2956) and Fidelity Management Trust Company as Trustee for the FMC Corporation Plans (100 Magellan Way, Covington, Kentucky 41015-1987) together owned 1,936,020 shares of the Fund (representing 5.95% of the outstanding common stock of the Fund). No other person beneficially owned five percent or more of the Fund's Common Stock on such date.

CUSTODIAN, COUNSEL AND INDEPENDENT ACCOUNTANTS

      The Bank of New York, Mutual Funds Relationship
Management, 15 Broad Street, 7th Floor, New York, New York 10286, acts as custodian for the Fund's securities portfolio and cash. Subject to the supervision of the Board of Directors, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

         Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward &
Kissel LLP, One Battery Park Plaza, New York, New York 10004.

         PricewaterhouseCoopers, LLP, 1177 Avenue of the
Americas, New York, New York 10036 has been appointed independent accountants for the Fund.


FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT ACCOUNTANTS

      The financial statements and the report of PricewaterhouseCoopers, LLP of the Fund are incorporated herein by reference to its annual report filing made with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated December 31, 2001 and was filed on March 1, 2002. It is available without charge upon request by contacting the Fund at 1-800-686-6884.

                       SEQUOIA FUND, INC.

                   PART C - OTHER INFORMATION


Item 23. Exhibits

The following Exhibits are filed as part of this Post-Effective
Amendment to Registrant's Registration Statement:

           (a) (1) Articles of Incorporation - Incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

                (2)  Articles of Amendment - Incorporated by
                     reference to Exhibit (1)(b) of Post-
                     Effective Amendment No. 43 of the
                     Registrant's Registration Statement on Form
                     N-1A (File Nos. 2-35566 and 811-1976) filed
                     with the Securities and Exchange Commission on April 17, 1998.

                (3)  Articles of Amendment - Incorporated by
                     reference to Exhibit (1)(c) of Post-
                     Effective Amendment No. 43 of the
                     Registrant's Registration Statement on Form
                     N-1A (File Nos. 2-35566 and 811-1976) filed
                     with the Securities and Exchange Commission on April 17, 1998.

                (4)  Articles of Amendment - Incorporated by
                     reference to Exhibit (1)(d) of Post-
                     Effective Amendment No. 43 of the
                     Registrant's Registration Statement on Form
                     N-1A (File Nos. 2-35566 and 811-1976) filed
                     with the Securities and Exchange Commission on April 17, 1998.

                (5)  Articles of Amendment - Incorporated by
                     reference to Exhibit (1)(e) of Post-
                     Effective Amendment No. 43 of the
                     Registrant's Registration Statement on Form
                     N-1A (File Nos. 2-35566 and 811-1976) filed
                     with the Securities and Exchange Commission on April 17, 1998.

                (6)  Articles Supplementary - Filed herewith.

           (b)       By-Laws - Filed herewith.

           (d) Advisory Agreement between the Registrant and Ruane, Cunniff & Co., Inc. - Incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

           (e)       Distribution Agreement between the
                     Registrant and Ruane, Cunniff & Stires, Inc.
                     - Incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

           (g) Custody Agreement between the Registrant and The Bank of New York - Incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

           (h) Services Agreement between the Registrant and DST Systems, Inc. - Incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

           (i)       Opinion and Consent of Seward & Kissel LLP -
                     Filed herewith.

           (j)       Consent of PricewaterhouseCoopers, LLP -
                     Filed herewith.

           (p) Code of Ethics - Incorporated by reference to Other Exhibits of Post-Effective Amendment No. 47 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 20, 2001.

           Other Exhibits: Powers of Attorney of Messrs. Harding, Matthews, Neuhauser and Swiggett - Incorporated by reference to Other Exhibits of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998; Power of Attorney for Mr. Lowenstein - Incorporated by reference to Other Exhibits of Post-Effective Amendment No. 47 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 20, 2001.


Item 24.   Persons Controlled by or Under Common
           Control with Registrant.

                No such persons.


Item 25.   Indemnification.

                The Registrant incorporates herein by reference the response to "Item 19. Indemnification of Directors and Officers" of Registrant's Form N-8B-1 Registration Statement under the Investment Company Act of 1940 (File No. 811-1976) and its response to
           Item 27 of Post-Effective Amendment No. 30 to this Registration Statement.

Item 26.   Business and Other Connections
           of Investment Adviser.

                Ruane, Cunniff & Co., Inc., the Registrant's investment adviser and the distributor of the Registrant's shares, is a registered broker-dealer and member corporation of the New York Stock Exchange, Inc. Its investment advisory clients besides the Registrant include pension and profit-sharing trusts, corporations and individuals.

Item 27.   Principal Underwriters.

           (a)  No such investment company.

           (b) The following are the directors and officers of Ruane, Cunniff & Co., Inc. The principal business address of each of these persons is 767 Fifth Avenue, New York, New York 10153.

      (1)              (2)                    (3)
                                              Positions and
                       Positions and Offices  Offices with
      Name             with Underwriters      Registrant
      ____             _____________________  _____________

William J. Ruane       Chairman of the        Chairman of the
                       Board of Directors     Board of Directors
                       and Director           and Director

Richard T. Cunniff     Vice Chairman and      Vice Chairman and
                       Director               Director

Robert D. Goldfarb     President and          President
                       Director               and Director

Carol L. Cunniff       Executive              Executive Vice
                       Vice President         President and
                       and Director           Director

Joseph Quinones, Jr.   Vice President,        Vice President,
                       Secretary and          Secretary and
                       Treasurer              Treasurer


           (c)  Not applicable.

Item 28.   Location of Accounts and Records.

                Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of (i) the Registrant, (ii) The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, the Registrant's custodian, or (iii) DST Systems, Inc., 21 West 10th Street, Kansas City, Missouri 64105, the Registrant's transfer agent and dividend disbursing agent.

Item 29.   Management Services.

                No such management-related service contracts.

Item 30.   Undertakings.

                Not applicable.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 20th day of April, 2001.

                                       SEQUOIA FUND, INC.

                                       By /s/ Robert D. Goldfarb
                                          ______________________
                                             President


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                Capacity                 Date
         _________                ________                 ______

(1)  Principal Executive
       Officer

     /s/ Robert D. Goldfarb       President and           4/29/02
     ________________________     Director
       Robert D. Goldfarb

(2)  Principal Financial and
       Accounting Officer

     /s/ Joseph Quinones, Jr.     Treasurer               4/29/02
     ________________________
       Joseph Quinones, Jr.

(3)  All of the Directors

     /s/ William J. Ruane                                 4/29/02
     ________________________
       William J. Ruane

     /s/ Richard T. Cunniff                               4/29/02
     ________________________
       Richard T. Cunniff

     /s/ Carol L. Cunniff                                 4/29/02
     ________________________
       Carol L. Cunniff

     /s/ Robert D. Goldfarb                               4/29/02
     ________________________
       Robert D. Goldfarb

     Vinod Ahooja
     Roger Lowenstein
     Francis P. Matthews
     C. William Neuhauser
     Robert L. Swiggett

         By /s/ Robert D. Goldfarb                        4/29/02
            ______________________
             Robert D. Goldfarb
               Attorney-in-Fact

                        INDEX TO EXHIBITS

    (a)       Articles Supplementary

    (b)       By-Laws

    (i)       Opinion and Consent of Seward & Kissel LLP

    (j)       Consent of PricewaterhouseCoopers LLP











































                               C-7
69900020.BH0